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                                OMNISOURCE(R)
             ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT ONE
                 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                              FILE NO. 33-63731

    SUPPLEMENT DATED FEBRUARY 23, 2006 TO YOUR PROSPECTUS DATED MAY 2, 2005

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            SUPPLEMENT DATED FEBRUARY 23, 2006 TO YOUR PROSPECTUS

Effective upon the close of the New York Stock Exchange on April 28, 2006, the Morgan Stanley Technology Investment Division is closed to new and subsequent premium payments and transfers of Investment Value.

The Board of Trustees of The Universal Institutional Funds, Inc. has approved the liquidation of the Technology Portfolio to take place on April 28, 2006. Upon completion of the liquidation, the Morgan Stanley Technology Investment Division will no longer be available. As a result, on April 28, 2006, any Investment Value allocated to the Morgan Stanley Technology Investment Division will not be accepted.

Effective upon the close of the New York Stock Exchange on April 28, 2006, any existing premium allocation instructions on file, Dollar Cost Averaging Program or the Asset Rebalancing Program that includes transfers of Investment Value or allocations to the Morgan Stanley Technology Investment Division, will be changed to replace the Morgan Stanley Technology Investment Division with the Hartford Money Market Investment Division, unless you direct us otherwise.

Effective April 28, 2006, all references to The Universal Institutional Funds, Inc. Technology Portfolio: Class I in the prospectus will be deleted.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5959